SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Dreman Mid Cap Value Fund

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The following information relating to E. Clifton Hoover, who replaced James Hutchinson as a Fund portfolio manager, supplements the existing disclosure for DWS Dreman Mid Cap Value Fund that is contained in the “Fund Ownership of Portfolio Managers” and “Conflicts of Interest” subsections under the “Management of the Funds” section of the Statements of Additional Information:

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by E. Clifton Hoover, portfolio manager of the Fund, in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.  This information is provided as of November 30, 2009.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned

E. Clifton Hoover, Jr.	$0	$0

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for E. Clifton Hoover, portfolio manager of the Fund, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by him.  Total assets attributed to the portfolio manager in the tables below include total assets of each account managed by him, although the manager may only manage a portion of such account’s assets.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of November 30, 2009.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts

E. Clifton Hoover, Jr.	12	$2,889,000,000	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts

E. Clifton Hoover, Jr.	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts

E. Clifton Hoover, Jr.	72	$828,000,000	0	$0

Please Retain This Supplement for Future Reference

January 20, 2010